                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 16, 1998



                   Courtyard By Marriott Limited Partnership
                   -----------------------------------------
                 (Exact name of registrant as specified in its
                                   charter)


          Delaware                      0-15736              52-1468081
-------------------------------     ----------------     ------------------
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
incorporation or organization)           Number)         Identification No.)



            10400 Fernwood Road, Bethesda, Maryland             20817
         ---------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code: (301) 380-9000

Item 5.   Other Events.

     The Partnership is one of six limited partnerships which is included in a proposal to consolidate into an umbrella partnership real estate investment trust, as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No. 333-42953). On April 16, 1998, the General Partner sent the Limited Partners of the Partnership a letter to update them on the status of the transaction. Such letter is being filed as an exhibit to this Current Report on Form 8-K.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

99.1 Letter to Limited Partners of Courtyard By Marriott Limited Partnership, dated April 16, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Courtyard by Marriott Limited Partnership

                              By: CBM One Corporation, its general partner


Date:  May 5, 1998                By: /s/ Bruce F. Stemerman
                                     -----------------------------
                                     Name:  Bruce F. Stemerman
                                     Title:  President

                                 EXHIBIT INDEX



Exhibit No.                          Description
-----------                          -----------

99.1                                 Letter to Limited Partners of
                                     Courtyard By Marriott Limited
                                     Partnership, dated April 16, 1998.